                                                                    EXHIBIT 23.6



CONSENT OF INDEPENDENT AUDITORS
-------------------------------

We hereby consent to the inclusion in this Registration Statement on Form S-1 and each Prospectus constituting part of this Registration Statement of our report dated February 16, 1996, on the financial statements of the TELEFENUA SA, as of December 31, 1995, included in each Prospectus.

We also consent to the reference to our firm under the caption "Experts" in each Prospectus included in the Registration Statement.



                                       Papeete, November 15, 1996



                                       COOPERS & LYBRAND TAHITI